Exhibit 21

Pentair plc and subsidiaries as of December 31, 2014

Name of Company	Jurisdiction of Incorporation
Alberta Electronic Company Limited	Hong Kong
Alliance Integrated Systems, Inc.	United States
Aplex Industries, Inc.	United States
Apno, S.A. de C.V.	Mexico
Biffi Italia S.r.l.	Italy
Century Industries Company	Canada
Century Mfg. Co.	United States
Chansuba Pumps Private Limited [1]	India
Chemat GmbH Armaturen fur Industrie - und Nuklearanlage	Germany
Coastline Foundry (Qld) Pty Limited	Australia
Combinatie Nijuis-Ippel V.o.f. [2]	Netherlands
Conception et Representation de Technologie de Controle C.R.T. Controle	France
Crosby Valve, LLC	United States
Davies Pumps & Co Limited	New Zealand
Edward Barber & Company Limited	United Kingdom
Edward Barber (U.K.) Limited	United Kingdom
Electronic Enclosures, LLC	United States
Emirates Techno Casting FZE	United Arab Emirates
Emirates Techno Casting Holdings Limited [3]	United Arab Emirates
Emirates Techno Casting LLC	United Arab Emirates
Epps, Ltd.	Mauritius
Erichs Armatur AB2	Sweden
Erste Korschenbroicher Armaturen Hungary Kereskedellmi Kft. [4]	Hungary
ETE Coliban Pty Limited	Australia
Euratech (Malaysia) Sdn. Bhd.	Malaysia
EuroPentair GmbH	Germany
Everpure Japan K.K.	Japan
FARADYNE Motors (Suzhou) Co., Ltd[2]	China
Faradyne Motors LLC[2]	United States
FC QSF, LLC	United States
FilterSoft, LLC	United States
Filtrix B.V.	Netherlands
Fleck Controls, Inc.	United States
Flow Control Holding GmbH & Co. KG	Germany
Flow Control Holding Verwaltungs GmbH	Germany
Flow Control Technologies SA [5]	France
Flow Control US Holding Corporation	United States
Generale de Robinetterie Industrielle et de Systemes de Surete (GRISS) S.A.[5]	France
Goyen Controls Co Pty Limited	Australia
Goyen Controls Co UK Limited	United Kingdom
Goyen Valve LLC	United States
Greenspan Environmental Technology Pty Ltd	Australia
Greenspan Singapore Private Limited	Singapore
Greenspan Technology Pty Ltd	Australia
Gulf Valve FZE	United Arab Emirates
Haffmans B.V.	Netherlands
Haffmans North America, Inc.	United States
Hawley Group Canada Limited	Canada
Hindle Cockburns Limited	United Kingdom

Hiter Industria e Comercio de Controles Termo-Hidraulicos Ltda.	Brazil
Hoffman Enclosures (Mex.), LLC	United States
Hoffman Enclosures Inc.	United States
Hoffman Enclosures Mexico, S. de R.L. de C.V.	Mexico
Hoffman Schroff PTE Ltd	Singapore
Holding Nijhuis Pompen B.V.	Netherlands
Hypro EU Limited	United Kingdom
Infinite Water Solutions Private Limited[2]	India
Investim Chile S.A.	Chile
J.R. Clarkson Company LLC, The	United States
JCF Fluid Flow India Private Limited [6]	India
Jung Pumpen GmbH	Germany
Keystone Asia Pacific Pty Limited	Australia
Keystone Canada Co.	Canada
Keystone Germany Holdings Corp.	United States
Keystone Valve (Korea) LLC	Korea, Republic of
Keystone Valve (U.K.) Ltd.	United Kingdom
Leushuis China Ltd.	Hong Kong
Limited Liability Company Pentair Rus	Russian Federation
Lincoln Automotive Company	United States
McNeil (Ohio) Corporation	United States
Mecafrance (Deutschland) GmbH	Germany
MECAIR S.r.L.	Italy
Milperra Developments Pty Limited	Australia
Moraine Properties, LLC	United States
Nano Terra, Inc. [7]	United States
Neotecha AG	Switzerland
Nijhuis International B.V.	Netherlands
Nijhuis Pompen B.V.	Netherlands
Nijhuis Pompen BVBA	Belgium
Nijhuis Pompen Exploitatiemaatschappij B.V.	Netherlands
Nijhuis Pompen GmbH	Germany
Optima Enclosures Limited	United Kingdom
Panthro Acquisition Co.	United States
Pentair (NZ) Limited	New Zealand
Pentair (Thailand) Ltd. [10]	Thailand
Pentair Actuation & Controls, LLC	United States
Pentair Aquatic Eco-Systems (Canada), Inc.	Canada
Pentair Aquatic Eco-Systems, Inc.	United States
Pentair Asia PTE Ltd.	Singapore
Pentair Australia Holdings Pty Limited	Australia
Pentair Bermuda Holdings	Bermuda
Pentair Bermuda International	Bermuda
Pentair Bermuda, LLC	United States
Pentair Beteiligungs GmbH	Germany
Pentair Brasil Holdings Ltda.	Brazil
Pentair Brazil Holding S.a.r.l.	Luxembourg
Pentair Brazil, LLC	United States
Pentair Canada, Inc.	Canada
Pentair China (Switzerland) GmbH	Switzerland
Pentair Clean Process Technologies India Private Limited	India
Pentair DMP Corp.	United States
Pentair Electronic Packaging de Mexico, S. de R.L. de C.V.	Mexico

Pentair Electronics & Electrical Protection China Co., Ltd.	China
Pentair Enclosures Inc.	United States
Pentair Enclosures S. de R.L. de C.V.	Mexico
Pentair Engineered Products (UK) Ltd	United Kingdom
Pentair Environmental Systems Ltd	United Kingdom
Pentair Epsilon Limited	Bermuda
Pentair European Investments Deutschland GmbH	Germany
Pentair European Security Holdings SA	France
Pentair European Steel Strip Limited	United Kingdom
Pentair Federal Pump, LLC	United States
Pentair Filtration Solutions, LLC	United States
Pentair Finance Group GmbH	Switzerland
Pentair Finance Holding GmbH	Switzerland
Pentair Finance S.A.	Luxembourg
Pentair Flow Control (Beijing) Co., Ltd.	China
Pentair Flow Control (Shanghai) Co., Ltd.	China
Pentair Flow Control (UK) Limited	United Kingdom
Pentair Flow Control AG	Switzerland
Pentair Flow Control Chile Holding LLC	United States
Pentair Flow Control Company LLC	United States
Pentair Flow Control Holding NL B.V.	Netherlands
Pentair Flow Control Holdings Ltd	Isle of Man
Pentair Flow Control International Holdings A, LLC	United States
Pentair Flow Control International Holdings B, LLC	United States
Pentair Flow Control International Holdings C, LLC	United States
Pentair Flow Control International Holdings D, LLC	United States
Pentair Flow Control International Pty Limited	Australia
Pentair Flow Control Italia S.r.l.	Italy
Pentair Flow Control Middle East FZE	United Arab Emirates
Pentair Flow Control Pacific Pty Limited	Australia
Pentair Flow Services AG	Switzerland
Pentair Flow Technologies de Mexico S. de R.L. de C.V.	Mexico
Pentair Flow Technologies, LLC	United States
Pentair France SARL	France
Pentair Germany GmbH	Germany
Pentair Global Holdings B.V.	Netherlands
Pentair Global S.à r.l.	Luxembourg
Pentair Gulf Holding Limited	United Arab Emirates
Pentair Hidro Filtros do Brasil Indústria e Comércio de Filtros Ltda.	Brazil
Pentair Holding III (Denmark) ApS	Denmark
Pentair Holdings S.à r.l.	Luxembourg
Pentair Holdings Switzerland GmbH	Switzerland
Pentair Housing, Inc.	United States
Pentair Housing, LP	United States
Pentair International Armaturen Holding GmbH	Germany
Pentair International Holding S.a.r.l.	Luxembourg
Pentair International PLT Deutschland GmbH	Germany
Pentair International PLT Klartechnik GmbH	Germany
Pentair International PLT Umwelttechnik GmbH	Germany
Pentair International Sarl	Switzerland
Pentair Investments Switzerland GmbH	Switzerland
Pentair Janus Holding LLC	United States
Pentair Janus Holdings	Bermuda
Pentair Kenya Limited	Kenya

Pentair Luxembourg S.à r.l.	Luxembourg
Pentair Magyarország Kft.	Hungary
Pentair Management Company	United States
Pentair Manufacturing Belgium BVBA	Belgium
Pentair Manufacturing France S.A.S.	France
Pentair Manufacturing Italy, S.r.L.	Italy
Pentair Middle East FZE	United Arab Emirates
Pentair Middle East Holding S.a.r.l.	Luxembourg
Pentair Nanosoft Bermuda Holdings	Bermuda
Pentair Nanosoft US Holdings, LLC	United States
Pentair Netherlands Holding B.V.	Netherlands
Pentair Netherlands Holding, Inc.	United States
Pentair Pacific Rim (Water) Limited [9]	Hong Kong
Pentair Pacific Rim Limited [9]	Hong Kong
Pentair Pipe Systems Pte. Ltd.	Singapore
Pentair Poland Sp.z.o.o.	Poland
Pentair Project Services Canada, Inc.	Canada
Pentair Residential Filtration, LLC	United States
Pentair Sales Holding, LLC	United States
Pentair Sales US, LLC	United States
Pentair Services France S.A.S.	France
Pentair Services Holding GmbH	Switzerland
Pentair Shares Ltd	Bahamas
Pentair Shenzhen Enclosure Company, Ltd.	China
Pentair Sibrape Indústria e Comércio de Equipamentos Aquáticos e de Filtragem Ltda.	Brazil
Pentair SSC US Co.	United States
Pentair Sudmo GmbH	Germany
Pentair Switzerland GmbH	Switzerland
Pentair Taunus Eletrometalurgica Ltda	Brazil
Pentair Technical Products Holdings, Inc.	United States
Pentair Technical Products India Private Limited	India
Pentair Technical Products SáRL	Luxembourg
Pentair Technical Products Service Co.	United States
Pentair Technical Products Shanghai	China
Pentair Technical Products, Inc.	United States
Pentair Technical Products, S. de R.L. de C.V.	Mexico
Pentair Technical Solutions GmbH	Germany
Pentair Technical Solutions SAS	France
Pentair Teknoloji Sistemleri Ticaret Limited Sirketi	Turkey
Pentair Thermal (Shanghai) Co., Ltd.	China
Pentair Thermal Controls (Huzhou) Co., Ltd.	China
Pentair Thermal Controls (Shanghai) Engineering Co., Ltd.	China
Pentair Thermal Management Belgium NV	Belgium
Pentair Thermal Management Canada Ltd.	Canada
Pentair Thermal Management France SAS	France
Pentair Thermal Management Germany GmbH	Germany
Pentair Thermal Management Holdings B LLC	United States
Pentair Thermal Management Holdings Germany GmbH	Germany
Pentair Thermal Management Holdings LLC	United States
Pentair Thermal Management India Private Limited	India
Pentair Thermal Management Japan Co., Ltd.	Japan
Pentair Thermal Management Korea Ltd.	Korea, Republic of
Pentair Thermal Management KZ LLP	Kazakhstan

Pentair Thermal Management LLC	United States
Pentair Thermal Management Netherlands B.V.	Netherlands
Pentair Thermal Management Nordic AB	Sweden
Pentair Thermal Management Norway AS	Norway
Pentair Thermal Management Polska Sp. z.o.o.	Poland
Pentair Thermal Management Romania SRL	Romania
Pentair Thermal Management UK Limited	United Kingdom
Pentair Trading (Shanghai) Co., Ltd.	China
Pentair Transport, Inc.	United States
Pentair Tubing Limited	United Kingdom
Pentair UK Group Limited	United Kingdom
Pentair UK holdings Limited	United Kingdom
Pentair Umwelttechnik GmbH	Germany
Pentair Valves & Controls (Sichuan) Co., Ltd.	China
Pentair Valves & Controls (Taiwan) Ltd	Taiwan
Pentair Valves & Controls (Thailand) Ltd.	Thailand
Pentair Valves & Controls (UK) Limited	United Kingdom
Pentair Valves & Controls Africa (PTY) LTD	South Africa
Pentair Valves & Controls Argentina S.A.	Argentina
Pentair Valves & Controls Brasil Ltda.	Brazil
Pentair Valves & Controls Canada Inc.	Canada
Pentair Valves & Controls Chile S.A.	Chile
Pentair Valves & Controls Czech s.r.o.	Czech Republic
Pentair Valves & Controls de Mexico, S.A. de C.V.	Mexico
Pentair Valves & Controls del Uruguay S.A.	Uruguay
Pentair Valves & Controls Denmark A/S	Denmark
Pentair Valves & Controls France S.C.A. [10]	France
Pentair Valves & Controls Germany GmbH	Germany
Pentair Valves & Controls Gulf Limited	United Kingdom
Pentair Valves & Controls Hong Kong Limited	Hong Kong
Pentair Valves & Controls Hungary Ltd.	Hungary
Pentair Valves & Controls Italia S.r.l.	Italy
Pentair Valves & Controls Japan Co., Ltd.	Japan
Pentair Valves & Controls Malaysia Sdn. Bhd.	Malaysia
Pentair Valves & Controls Middle East, Inc.	United States
Pentair Valves & Controls Netherlands B.V.	Netherlands
Pentair Valves & Controls Peru S.A.	Peru
Pentair Valves & Controls Polska Sp.z.o.o.	Poland
Pentair Valves & Controls Singapore Pte Ltd.	Singapore
Pentair Valves & Controls South Africa (Proprietary) Limited	South Africa
Pentair Valves & Controls US LP	United States
Pentair Valves & Controls, LLC	United States
Pentair Valves and Controls India Private Limited[10]	India
Pentair Valves and Controls Ireland Limited	Ireland
Pentair Valves and Controls U.A.E., Inc. [11]	United States
Pentair Valves Limited	United Kingdom
Pentair Valvulas & Controles de VZ, C.A.	Venezuela, Bolivarian Republic of
Pentair Verwaltungs GmbH and Co. KG	Germany
Pentair Water (Suzhou) Co. Ltd.	China
Pentair Water Asia Pacific Ltd.	Singapore
Pentair Water Australia Pty Ltd	Australia
Pentair Water Belgium BVBA	Belgium
Pentair Water Components & Services B.V.	Netherlands

Pentair Water Corp.	United States
Pentair Water do Brasil Ltda.	Brazil
Pentair Water France SAS	France
Pentair Water Group, Inc.	United States
Pentair Water Holdings Pty Ltd	Australia
Pentair Water Holdings, LLC	United States
Pentair Water India Private Limited	India
Pentair Water Italy s.r.l.	Italy
Pentair Water Latinamérica S.A.	Argentina
Pentair Water Membraan Technologie B.V.	Netherlands
Pentair Water Middle East FZE	United Arab Emirates
Pentair Water New Zealand Limited	New Zealand
Pentair Water Polska Sp.zoo	Poland
Pentair Water Pool and Spa, Inc.	United States
Pentair Water Proces Technologie Holding B.V.	Netherlands
Pentair Water Process Technology B.V.	Netherlands
Pentair Water Purification Systems (Shanghai) Co. Ltd.	China
Pentair Water Solutions Pty Limited	Australia
Pentair Water South Africa (Proprietary) Limited	South Africa
Pentair Water Spain, S.L.	Spain
Pentair Water Treatment (OH) Company	United States
Pentair Water Treatment Company	United States
Pentair Water Treatment Pvt. Ltd.	India
Pentair Water Valve (Shanghai) Co., Ltd.	China
Pentair Water, LLC	United States
Pentair Water-Mexico, S. de R.L. de C.V.	Mexico
Pentair Waterworks (Pty) Ltd.	South Africa
Pentair, Inc.	United States
Penwald Insurance Company	United States
PFAM, Inc.	United States
Plymouth Products, Inc.	United States
PNR Technical Solutions Finland Oy	Finland
Point Four S.A.	Chile
Point Four Water Quality Technologies (Suzhou) Co., Ltd.	Unknown
Porter-Cable de Mexico S.A. de C.V.	Mexico
PRAqua Supplies Ltd.	Canada
PT Pentair Eurapipe Indonesia [12]	Indonesia
PTG Accessories Corp.	United States
Purification Valley C.V. [9]	Netherlands
Raychem HTS Limited	United Kingdom
S.C. FCT Industrial SRL	Romania
SABO-Armaturen Service GmbH	Germany
Safety Systems UK Limited	United Kingdom
Safety Systems UK Pte. Ltd.	Singapore
Sakhi-Raimondi Valves (India) Pvt Ltd [10]	India
Schroff Co. Ltd. Taiwan	Taiwan
Schroff Japan Godo Kaisha	Japan
Schroff S.r.l.	Italy
Schroff Scandinavia AB	Sweden
Schroff UK Limited	United Kingdom
Seghers-Applied Pty Ltd	Australia
Sempell GmbH	Germany
Seneca Enterprises Co.	United States

Servicios Tyco Internacional VE 1060, C.A.	Venezuela, Bolivarian Republic of
Spensall Engineering Limited	United Kingdom
Sta-Rite de Mexico, S.A. de C.V.	Mexico
Sta-Rite de Puerto Rico, Inc.	United States
Sta-Rite Industries, LLC	United States
Steel Mains Proprietary Limited	Australia
Steel Support Systems Limited	United Kingdom
Steinhauer Elektomaschinen AG	Germany
Südmo (UK) Ltd.	United Kingdom
Taiwan Valve Co., Ltd	Taiwan
TopAq Pty Limited	Australia
Tracer Canada Incorporated	Canada
Tracer Construction LLC	United States
Tracer Field Services Canada Ltd.	Canada
Tracer Industries Canada Limited	Canada
Tracer Industries Management LLC	United States
Tracer Industries, Inc.	United States
Tupelo Real Estate, LLC	United States
TV&C GP Holding, LLC	United States
Tyco Gulf FZE	United Arab Emirates
Tyco Thermal Controls Construction Corporation	Canada
Tyco Thermal Controls Czech s.r.o.	Czech Republic
Voltea Ltd. [13]	United Kingdom
Water Infrastructure Group Pty Ltd	Australia
Water Reticulation Systems (Virginia) Pty Limited	Australia
Water Reticulation Systems Hire Pty Limited	Australia
Webster Electric Company, LLC	United States
Westlock Controls Corporation	United States
Westlock Controls Holdings, Inc.	United States
Westlock Controls Limited	United Kingdom
Westlock Equipamentos de Controle Ltda.	Brazil
WICOR Industries (Australia) Pty. Ltd.	Australia
X-Flow B.V.	Netherlands
Yabaida Electronics (Shenzhen) Company Limited	China

(1)	47% owned
(2)	50% owned
(3)	1% owned
(4)	96.67% owned
(5)	99.94% owned
(6)	99.34% owned
(7)	4.81% owned
(8)	15.1% owned
(9)	99% owned
(10)	99.99% owned
(11)	49% owned
(12)	99.66% owned
(13)	10% owned